Exhibit 10.2


                             INVACARE CORPORATION






                                SECOND AMENDMENT
                         Dated as of September 29, 2005



                                       to



                             NOTE PURCHASE AGREEMENT
                          Dated as of February 27, 1998







        Re: $80,000,000 6.71% Series A Senior Notes due February 27, 2008

                                       and

          $20,000,000 6.60% Series B Senior Notes due February 27, 2005



================================================================================

                   SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

     THIS SECOND AMENDMENT dated as of September 29, 2005 (the or this "Second Amendment") to the Note Purchase Agreement dated as of February 27, 1998 is among INVACARE CORPORATION, an Ohio corporation (the "Company"), and each of the institutions which is a signatory to this Second Amendment (collectively, the "Noteholders").


                                    RECITALS:

     A. The Company and each of the Noteholders have previously entered into that certain Note Purchase Agreement dated as of February 27, 1998, as amended pursuant to that certain First Amendment dated as of October 1, 2003 (the "Existing Note Purchase Agreement," and, as amended hereby, the "Note Purchase Agreement") pursuant to which the Company issued the (i) $80,000,000 6.71% Series A Senior Notes due February 27, 2008 (the "Series A Notes") and (ii) $20,000,000 6.60% Series B Senior Notes due February 27, 2005 (the "Series B Notes"); and together with the Series A Notes collectively, the "Notes"). The Noteholders are the holders of the outstanding principal amount of the Notes identified on the signature pages hereto.

     B. The Company has also previously entered into that certain Credit Agreement dated as of January 14, 2005 (the "Bank Credit Agreement") among the Company and certain Borrowing Subsidiaries (as defined therein), the banks named therein (the "Banks"), JPMorgan Chase Bank, N.A., as agent, Keybank National Association as Syndication Agent, J.P. Morgan Securities, Inc. and Keybank National Association as Co-Lead Arrangers, pursuant to which the Banks agreed to make term loans and extend a credit facility to the Company and the Borrowing Subsidiaries.

     C. The Company proposes that the Noteholders agree inter alia to permit the consummation of the Permitted Receivables Securitization Program.

     D. In furtherance of the foregoing, the Company and the Noteholders now desire to amend the Existing Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

     E. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement, as amended hereby, unless herein defined or the context shall otherwise require.

     F. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in ss.3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

     Section 1.1. Amendment to Section 10 of the Existing Note Purchase Agreement. Section 10 of the Existing Note Purchase Agreement shall be and is hereby amended to insert a new Section 10.7 to read in its entirety as follows:

               "Section 10.7. Minimum Credit Agreement Commitment. The Company shall at all times maintain at least $350,000,000 in aggregate loan commitments under its Credit Agreement."

     Section 1.2. Amendment to Section 11.3 of the Existing Note Purchase Agreement. Section 11.3 of the Existing Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

     "Section 11.3. Maximum Amount of Consolidated Debt. The Company will not at any time permit the ratio of Consolidated Debt to Consolidated Operating Cash Flow to exceed 3.50 to 1.00 (or such lower ratio at all times during which the Credit Agreement requires a lower ratio) for the immediately preceding four fiscal quarter period taken as a single accounting period ending on the date of calculation."

     Section 1.3. Amendment to Section 11.4 of the Existing Note Purchase Agreement. Section 11.4 of the Existing Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

               "Section 11.4. Incurrence of Priority Debt. The Company will not and will not permit any of its Subsidiaries to directly or indirectly create, incur, assume, guarantee, or otherwise become liable in respect of

                    (a) in the  case of the  Company,  any  Debt to be  incurred after the date of the Closing and secured by Liens permitted pursuant to clause (h), (i), (j) or (l) of Section 11.6, or

                    (b) in the case of any  Subsidiary,  any Debt to be incurred by such Subsidiary after the date of Closing,

                    unless,  after giving effect to the  incurrence of such Debt and the application of the proceeds thereof,

                         (i) no Default or Event of Default would exist and

                         (ii)   the   aggregate    principal   amount   (without
                    duplication) of

                         (A) all Debt of the Company then outstanding secured by
                    Liens  permitted  pursuant to clauses (e),  (h), (i), (j) or
                    (l) of Section 11.6 (excluding, in any case, any such Debt owing to a Subsidiary and excluding any duplication of Debt that may arise by virtue of the utilization of clause (j)) and

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                         (B) all Consolidated Subsidiary Debt then outstanding

          does not exceed 30% of Consolidated Net Worth, determined as of the last day of the most recently ended Fiscal Quarter.

               For the purposes of this Section 11.4, any Person becoming a Subsidiary after the date of the Closing shall be deemed, at the time it becomes such a Subsidiary, to have incurred all of its then outstanding Debt. This Section 11.4 shall have no application to any Debt of a Subsidiary owing to the Company or a Subsidiary."

     Section 1.4. Amendment to Section 11.6 of the Existing Note Purchase Agreement. Section 11.6 of the Existing Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

               "Section 11.6. Liens. The Company will not and will not permit any of its Subsidiaries to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive such income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders providing for such security (including an opinion of counsel to the Company to the effect that the holders of the Notes are so equally and ratably secured) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), provided that the foregoing restrictions and limitations shall not apply to:

                    (a) (i) Liens for taxes,  assessments or other  governmental charges (including ERISA Liens) the payment of which is not at the time required by Section 10.4, and (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, inventory suppliers and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by
               Section 10.4;

                    (b) Liens (i) arising from judicial attachments and judgments, (ii) securing appeal bonds or supersedeas bonds, or
               (iii) arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

               provided that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (3) adequate book reserves shall have been established and maintained with respect thereto in accordance with GAAP;

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                    (c) Liens (other than any Lien imposed by ERISA) incurred or
               deposits  made  in  the  ordinary   course  of  business  (i)  in
               connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to
               secure  (or  to  obtain   letters  of  credit  that  secure)  the
               performance  of tenders,  statutory  obligations,  surety  bonds,
               appeal  bonds,   bids,   leases  (other  than  Capital   Leases),
               performance bonds, purchase, construction or sales contracts, leases and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, and which Liens do not, in the aggregate, materially impair the use of the property subject thereto in the operation of the business of the Company and the Subsidiaries, taken as a whole, or the value of such property for the purposes of such business;

                    (d) leases or subleases granted to others, easements, rights-of-way, restrictions, zoning restrictions, governmental restrictions in respect of any property or property right or franchise of the Company or any Subsidiary and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company and the Subsidiaries, taken as a whole, provided that such charges and encumbrances do not, in the aggregate, materially detract from the value of such property;

                    (e) Liens  existing  on the date of the Closing as set forth on Schedule 11.6;

                    (f) Liens on property or assets of the Company or any of its
               Subsidiaries   securing   Debt  owing  to  the   Company  or  any
               Subsidiary;

                    (g) Liens  arising  from the  Transfer  by ICC (or any other
               Subsidiary primarily responsible for providing credit to the customers of the Company and its Subsidiaries) of all or any of its receivables, whether with or without recourse to ICC, the Company or any other Subsidiary, which Liens shall extend solely to such receivables, the proceeds in respect thereof, receivables substituted therefor and books or records in respect thereof, provided that such Transfer is an arm's-length transaction, not accounted for under GAAP as a secured loan and, in the good faith opinion of a Senior Financial Officer, for fair value and in the best interests of the Company and the Subsidiaries, taken as a whole, and provided, further, that recourse to ICC, the Company or any other Subsidiary in connection with any such Transfer shall be limited to (i) liabilities arising from the breach of warranties made by ICC or such other Subsidiary in connection with such Transfer and (ii) an amount, with respect to any such Transfer and in addition to clause (i) above, not in excess of 30% of the proceeds of the disposition of the receivables so transferred in such Transfer;

                    (h) Liens  created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property

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
               (or any improvement thereon) acquired or constructed by the Company or any of its Subsidiaries, provided that all of the following conditions are satisfied:

                         (i) any such Lien  shall  extend  solely to the item or
                    items of such property (or improvement thereon) or proceeds thereof so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed property (or improvement thereon) or which is real property being improved by such acquired or constructed property (or improvement thereon),

                         (ii) the  principal  amount of the Debt  secured by any
                    such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to such Person of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the Board of Directors of the Company) of such property (or improvement thereon) at the time of such acquisition or construction,

                         (iii) any such Lien shall be created  contemporaneously
                    with,  or  within  180  days  after,   the   acquisition  or
                    construction of such property, and

                         (iv) at the time of creation, incurrence, assumption or
                    guarantee of the Debt secured by such Lien and after giving effect thereto, no Default or Event of Default would exist;

                    (i) Liens existing on property of a Person immediately prior to its being consolidated or amalgamated with or merged into the Company or any Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that

                         (i) no such Lien shall have been  created or assumed in
                    contemplation of such consolidation, amalgamation or merger or such Person's becoming a Subsidiary or such acquisition of property,

                         (ii) each such Lien shall extend  solely to the item or
                    items of property so acquired and proceeds thereof and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property,

                         (iii) the  principal  amount of the Debt secured by any
                    such Lien shall at no time exceed an amount equal to the Fair Market Value (as determined in good faith by the Board

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                    of  Directors   of  the   Company)  of  such   property  (or
                    improvement thereon) at the time of such consolidation, merger, becoming a Subsidiary or acquisition, and

                         (iv) at the time of creation, incurrence, assumption or
                    guarantee of the Debt secured by such Lien and, after giving effect thereto, no Default or Event of Default would exist;

                    (j) Liens  renewing,  extending or replacing Liens permitted by clause (e), (h) or (i) above, provided that all of the following conditions are satisfied:

                         (i) no such new Lien shall  extend to any  property  of
                    the Company or any of its Subsidiaries other than property already encumbered by the existing Lien being so renewed or replaced,

                         (ii) the principal amount of the underlying  obligation
                    secured by such existing Lien outstanding at the time of such renewal or replacement shall not be increased in connection with such renewal or replacement and the average life thereof shall not be reduced, and

                         (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

                    (k) Liens on assets of Special Purpose Subsidiaries securing
               Debt of such Special Purpose Subsidiaries pursuant to the Permitted Receivables Securitization Program; and

                    (l) any Lien (other than a Lien  permitted  under clause (a)
               through clause (k) above) securing any Debt of the Company or any Subsidiary, which Debt, as of the date of the creation of such Lien, does not exceed the remainder of

                                     (i) 30% of Consolidated Net Worth,
                           determined as of the end of the most recently ended Fiscal Quarter, minus

                                    (ii) the sum (without duplication) of (A)
                           the aggregate principal amount of all Consolidated Subsidiary Debt outstanding as of the date of creation of such Lien plus (B) the total amount of Debt of the Company outstanding as of the date of creation of such Lien secured by Liens pursuant to clause (e), (h), (i), (j) or (k) of this Section 11.6 or pursuant to this clause (l) (excluding any duplication of Debt that may arise pursuant to the utilization of said clause (j)).

               For the purposes of this Section 11.6, any Person becoming a Subsidiary after the date of the Closing shall be deemed, at the time it becomes such a Subsidiary, to have incurred all of its then existing Liens securing outstanding Debt."

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     Section  1.5.  Amendment  to Section  11.7 of the  Existing  Note  Purchase
Agreement. Section 11.7 of the Existing Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

               "Section 11.7. Sale of Assets, Etc. The Company will not and will not permit any of its Subsidiaries to make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

                    (a) the  property  that  is the  subject  of  such  Transfer constitutes either (i) inventory or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or any of its Subsidiaries or that is obsolete, and, in each case, such Transfer is in the ordinary course of business;

                    (b) such Transfer is (i) from a Subsidiary to the Company or a Wholly-Owned Subsidiary or (ii) from the Company to a Wholly-Owned Subsidiary, in each case, so long as immediately before and after giving effect to the consummation of any such Transfer, no Default or Event of Default would exist;

                    (c) such  Transfer is subject to Section 11.2 and  satisfies the requirements thereof;

                    (d) such  Transfer  is of  receivables  of ICC (or any other
               Subsidiary primarily responsible for providing credit to the customers of the Company and its Subsidiaries), whether with or without recourse to ICC, the Company or any other Subsidiary, provided that such Transfer is an arm's-length transaction, not accounted for under GAAP as a secured loan and, in the good-faith opinion of a Senior Financial Officer, for fair value and in the best interests of the Company and the Subsidiaries, taken as a whole, and provided, further, that recourse to ICC, the Company or any other Subsidiary in connection with any such Transfer shall be limited to (i) liabilities arising from the breach of warranties made by ICC or such other Subsidiary in connection with any such Transfer and (ii) an amount, with respect to any such Transfer and in addition to clause (i) above, not in excess of 30% of the proceeds of the disposition of the receivables so transferred in such Transfer;

                    (e) such  Transfer  involves only  receivables  owned by the
               Company or a Subsidiary being transferred to a Special Purpose Subsidiary for fair market value pursuant to the Permitted Receivables Securitization Program; or

                    (f) such Transfer is not a Transfer  described in clause (a)
               through clause (d) above (each such Transfer is referred to as a "Basket Transfer"), and all of the following conditions shall have been satisfied with respect to such Transfer:

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                         (i) in the good faith opinion of the Board of Directors
                    of  the   Company,   the   Transfer  is  in   exchange   for
                    consideration with a Fair Market Value at least equal to that of the property exchanged, and is in the best interests of the Company and its Subsidiaries, taken as a whole,

                         (ii) immediately before and after giving effect to such
                    transaction no Default or Event of Default would exist, and

                         (iii) immediately after giving effect to such Transfer,
                    the book value of all property that was the subject of each Basket Transfer occurring after the date of Closing would not exceed 25% of Consolidated Total Assets as of the end of the then most recently ended Fiscal Quarter.

     If the Net Proceeds Amount for any Basket Transfer is applied to a Debt Offered Prepayment Application and/or is applied to, or committed in writing to, a Property Reinvestment Application, in each case within 365 days after the consummation of such Transfer (and, in the case of any such commitment, such Property Reinvestment Application is actually consummated within 30 days after the expiration of such 365-day period), then such Basket Transfer, to the extent of such application or applications of such Net Proceeds Amount, shall be excluded from any calculations set forth above in subclause (iii) of this clause (f).

     For purposes of determining the book value of any property that is the subject of a Transfer, such book value shall be the book value of such property, as determined in accordance with GAAP, at the time of the consummation of such Transfer, provided that, in the case of a Transfer of any capital stock or other equity interests of a Subsidiary, the book value thereof shall be deemed to be an amount equal to

          (A) the remainder (determined after eliminating all intra-company transactions, assets and liabilities in accordance with GAAP) of

               (1) the book value of the total net assets of such Subsidiary less

               (2) the liabilities of such Subsidiary times

               (B) a percentage that is equal to the percentage of total equity interests of such Subsidiary attributable to the capital stock or other equity interest being so Transferred."

     Section 1.6. Amendments to Existing Defined Terms. The following defined terms set forth in Schedule B to the Existing Note Purchase Agreement shall be and are hereby amended as follows:

          The definition of Consolidated Total Assets shall be amended to read in its entirety as follows:

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          "Consolidated  Total Assets"  means,  at any time, the total assets of the Company and its Subsidiaries determined on a consolidated basis at such time in accordance with GAAP, less, to the extent otherwise included in shareholders' equity, the net value of all assets that have been pledged in connection with or otherwise relate to the Receivables Securitization Program in an amount equal to the amount of the related Debt."

          The last paragraph of the definition of Debt set forth in the Existing Note Purchase Agreement is hereby amended to read in its entirety as follows:

          For the purposes of the  avoidance of doubt,  "Debt" shall not include
     (i) any benefit liability or funding obligation of the Company or any of its Subsidiaries in respect of any Plan or (ii) amounts outstanding under any Permitted Receivables Securitization Program, whether or not such amounts are shown as a liability on the balance sheet of the Company or any of its Subsidiaries. For purposes of determining "Debt," no amount listed above shall be included more than once in such determination.

     Section 1.7. New Defined Terms. Schedule B to the Existing Note Purchase Agreement shall be and is hereby amended to insert the following definition in alphabetical order in such Schedule B:

          ""Credit Agreement" means that certain Credit Agreement dated as of January 14, 2005 among the Company, the Subsidiaries who are signatories thereto and the banks set forth on the signature pages thereto, each as amended, refinanced or otherwise modified from time to time."

          "Permitted Receivables Securitization Program" means one or more transactions wherein the Company and/or a Subsidiary transfers under a true sale transaction receivables of the Company and/or such Subsidiary to a Special Purpose Subsidiary which issues or incurs debt secured solely by such receivables; provided, however, that (i) such debt is recourse only to such receivables and such Special Purpose Subsidiary, (ii) the aggregate principal amount of all debt outstanding of all Special Purpose Subsidiaries pursuant to such transactions shall not at any time exceed $150,000,000 and (iii) at the time of any such transaction and immediately after giving effect thereto, no Default or Event of Default would exist and the Company could incur at least $1.00 of additional debt pursuant to Sections 11.4 and 11.9.

          "Special Purpose Subsidiary" means a Wholly-Owned Subsidiary organized under the laws of the United States or any State thereof and authorized solely to (i) purchase receivables from the Company or a Subsidiary and issue Debt with recourse solely to such receivables and such Special Purpose Subsidiary and (ii) engage in activities reasonably necessary to effectuate the transactions referred to in clause (i).""

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SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Section 2.1. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholders that:

               (a) this Second Amendment has been duly authorized,  executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (b) the Existing Note Agreement, as amended by this Second Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (c) the execution, delivery and performance by the Company of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or
          (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this ss. 2.1(c);

               (d) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and

               (e) all the representations and warranties contained in Section 5 of the Existing Note Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

     Section 3.1. This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied (the "Second Amendment Effective Date"):

               (a) executed counterparts of this Second Amendment, duly executed by the Company and the holders of more than 50% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

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
               (b) the Noteholders shall have received a copy of the resolutions of the Board of Directors or its equivalent of the Company authorizing the execution, delivery and performance by the Company of this Second Amendment, certified by its Secretary or an Assistant Secretary;

               (c) the representations and warranties of the Company set forth in ss. 2 hereof are true and correct on and with respect to the date hereof;

               (d) the Noteholders shall have received the favorable opinion of Calfee, Halter & Griswold LLP, counsel for the Company, dated the Second Amendment Effective Date, which opinion shall be in form and substance satisfactory to the Noteholders and Chapman and Cutler LLP, their special counsel;

               (e) All proceedings taken in connection with the transactions contemplated by this Second Amendment, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Noteholders and Chapman and Cutler LLP, their special counsel, and the Noteholders shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions;

               (f) As of the effective date of this Second Amendment (after giving effect to the amendments contemplated hereby), no Default or Event of Default shall have occurred and be continuing; and

               (g) the Company shall have paid a fee to each holder of Notes, whether or not they sign this Second Amendment, in an amount equal to 5 basis points multiplied by the outstanding principal amount of the Notes held by such holder of Notes.

This Second Amendment shall become effective on the Second Amendment Effective Date.

SECTION 4. PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

     The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment.

SECTION 5. MISCELLANEOUS.

     Section 5.1. This Second Amendment shall be construed in connection with and as part of the Existing Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this

Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

     Section 5.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 5.4. This Second Amendment shall be governed by and construed in accordance with the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of laws of a jurisdiction other than such State.

     Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                          INVACARE CORPORATION


                          By:     /s/ Ronn L. Claussen
                                  ____________________
                          Name:   Ronn L. Claussen
                          Title:  Vice President and Treasurer

The foregoing is hereby agreed to as of the date thereof:

                          WEST AMERICAN INSURANCE COMPANY



                         By     /s/ Paul Gerard
                                _________________
                         Its    Senior Vice President

                         $10,000,000 Series A


                         AMERICAN UNITED LIFE INSURANCE COMPANY



                         By     /s/ Michael Bullock
                                ________________________________
                         Its    V.P. Private Placements

                         $8,000,000 Series A

The foregoing is hereby agreed to as of the date thereof:

                         MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                         By Babson Capital Management LLC, as Investment Adviser


                         By     /s/ Kathleen Lynch
                                ________________________________
                         Its    Managing Director

                         $20,000,000 Series A

The foregoing is hereby agreed to as of the date thereof:

                         J. ROMEO & CO. (as
                         nominee for MONY
                         Life Insurance
                         Company)



                         By     /s/ Peter Coccia
                                ________________________________
                         Its    Partner

                         $9,000,000 Series A


                         J. ROMEO & CO. (as
                         nominee for MONY
                         Life Insurance
                         Company of America)



                         By     /s/ Peter Coccia
                                ________________________________
                         Its    Partner

                         $10,000,000 Series A

The foregoing is hereby agreed to as of the date thereof:

                         HARE & CO. (as nominee for MONY Life Insurance Company)



                         By     /s/ Emilia F. Wiener
                                ________________________________
                         Its    Authorized Agent

                         $1,000,000 Series A

The foregoing is hereby agreed to as of the date thereof:

                         THE BALTIMORE LIFE INSURANCE COMPANY



                         By
                                ________________________________
                         Its

                         $__________ Series ___

The foregoing is hereby agreed to as of the date thereof:


                         NATIONWIDE LIFE INSURANCE COMPANY



                         By     /s/ Mark W. Poeppelman
                                ________________________________
                         Its    Authorized Signatory

                         $10,000,000 Series A

The foregoing is hereby agreed to as of the date thereof:

                         RELIASTAR LIFE INSURANCE COMPANY
                         RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
                         By:  ING Investment Management LLC, as Agent



                         By________________________________
                         Its

                         $__________ Series ___